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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-53873) of our report dated March 6, 1998, relating to the consolidated financial statements of Brigham Exploration Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/S/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP




Houston, Texas
August 12, 1998